FOR IMMEDIATE RELEASE	Exhibit 99.1
Media Contact:
Steve Zivanic
QLogic Corporation
Phone: (408) 667-8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
Phone: (949) 389-7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS FOURTH QUARTER
AND FISCAL YEAR 2009 RESULTS
Record Annual Revenues Achieved
ALISO VIEJO, Calif., April 30, 2009—QLogic Corp. (NASDAQ:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended March 29, 2009.
Fourth Quarter Highlights
•	Net revenue: $130.5 million.

•	Net income: $19.2 million GAAP, $24.5 million non-GAAP.

•	Net income per diluted share: $0.16 GAAP, $0.20 non-GAAP.

•	Cash generated from operations: $58.0 million.

•	Cash and investment securities: $378.3 million as of March 29, 2009.
Fiscal Year Highlights
•	Net revenue: a record $633.9 million.

•	Net income: $108.8 million GAAP, $154.2 million non-GAAP.

•	Net income per diluted share: $0.85 GAAP, $1.20 non-GAAP.

•	Cash generated from operations: $221.3 million.

•	Stock buyback: $205.5 million.
Financial Results
Net revenue for the fourth quarter of fiscal 2009 was $130.5 million compared to $159.7 million in the same quarter last year. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI host bus adapters and InfiniBand host channel adapters, was $88.4 million during the fourth quarter of fiscal 2009 compared to $110.3 million in the same quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $25.1 million during the fourth quarter of fiscal 2009 compared to $27.5 million in the same quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips, was $13.7 million during the fourth quarter of fiscal 2009 compared to $13.9 million in the same quarter last year.
Net income on a GAAP basis for the fourth quarter of fiscal 2009 was $19.2 million, or $0.16 per diluted share, compared to $22.8 million or $0.17 per diluted share for the fourth quarter of fiscal 2008. Net income on a non-GAAP basis for the fourth quarter of fiscal 2009 was $24.5 million, or $0.20 per diluted share, compared to $37.7 million or $0.28 per diluted share for the fourth quarter of fiscal 2008.
Net revenue for fiscal 2009 was a record $633.9 million and increased 6% from $597.9 million in fiscal 2008. Net income on a GAAP basis for fiscal 2009 was $108.8 million, or $0.85 per diluted share, and increased from $96.2 million or $0.67 per diluted share for fiscal 2008. Non-GAAP net income for fiscal 2009 was $154.2 million, or $1.20 per diluted share, and increased from $141.3 million or $0.99 per diluted share for fiscal 2008.
“Despite a very tough macroeconomic environment in the second half of the year, QLogic was able to deliver record revenues for fiscal year 2009,” said H.K. Desai, chief executive officer, QLogic. “As we enter a challenging fiscal 2010, we believe that we have set the appropriate goals and strategies to drive long-term growth in revenues and profitability.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2009 fourth quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-4797, pass code: 5416549.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

About QLogic
QLogic (NASDAQ: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends, growth in revenue and profitability) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; revenues may be affected by changes in IT spending levels; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; declines in the market value of the company’s marketable securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 29,	March 30,	March 29,	March 30,
	2009	2008	2009	2008

Net revenues	$130,547	$159,723	$633,862	$597,866
Cost of revenues	44,533	53,846	210,075	205,959

Gross profit	86,014	105,877	423,787	391,907

Operating expenses:
Engineering and development	32,687	33,752	133,252	134,668
Sales and marketing	19,064	22,062	86,959	84,166
General and administrative	7,747	8,799	32,639	34,049
Special charges	2,656	1,556	4,063	5,328

Total operating expenses	62,154	66,169	256,913	258,211

Operating income	23,860	39,708	166,874	133,696

Interest and other income (expense), net	99	(2,861)	2,134	14,024

Income before income taxes	23,959	36,847	169,008	147,720

Income taxes	4,762	14,082	60,219	51,510

Net income	$19,197	$22,765	$108,789	$96,210

Net income per share:
Basic	$0.16	$0.17	$0.85	$0.68
Diluted	$0.16	$0.17	$0.85	$0.67

Number of shares used in per share calculations:
Basic	120,957	133,873	127,776	142,167
Diluted	121,486	134,762	128,570	142,901

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 29,	March 30,	March 29,	March 30,
	2009	2008	2009	2008

GAAP net income	$19,197	$22,765	$108,789	$96,210
Items excluded from GAAP net income:
Stock-based compensation	6,502	7,515	28,646	31,764
Amortization of purchased intangible assets	2,713	3,618	15,032	16,725
Impairment of intangible assets	—	2,338	—	2,338
Acquisition-related stock-based compensation	(614)	641	173	1,209
Special charges	2,656	1,556	4,063	5,328
Impairment of investment securities	4,405	6,867	16,407	6,867
Net losses (gains) on trading securities	149	—	(3,456)	—
Gain on sale of shares of a publicly-traded company	(2,075)	—	(2,075)	—
Income taxes	(8,421)	(7,589)	(13,391)	(19,093)

Total non-GAAP adjustments	5,315	14,946	45,399	45,138

Non-GAAP net income	$24,512	$37,711	$154,188	$141,348

Net income per diluted share:
GAAP net income	$0.16	$0.17	$0.85	$0.67
Adjustments	0.04	0.11	0.35	0.32

Non-GAAP net income	$0.20	$0.28	$1.20	$0.99

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Year Ended
	March 29,	March 30,	March 29,	March 30,
(unaudited — in thousands)	2009	2008	2009	2008
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$481	$499	$2,058	$2,128
Amortization of purchased intangible assets	1,873	2,779	11,673	12,867
Impairment of intangible assets	—	2,338	—	2,338
Acquisition-related stock-based compensation	—	—	—	(24)

Total cost of revenue adjustments	2,354	5,616	13,731	17,309

Operating expenses:
Engineering and development:
Stock-based compensation	3,391	3,400	14,991	14,531
Amortization of purchased intangible assets	31	31	125	314
Acquisition-related stock-based compensation	(619)	644	151	1,198
Sales and marketing:
Stock-based compensation	1,242	1,502	5,545	6,255
Amortization of purchased intangible assets	809	808	3,234	3,544
Acquisition-related stock-based compensation	5	(3)	22	35
General and administrative:
Stock-based compensation	1,388	2,114	6,052	8,850
Special charges	2,656	1,556	4,063	5,328

Total operating expense adjustments	8,903	10,052	34,183	40,055

Interest and other income:
Impairment of investment securities	4,405	6,867	16,407	6,867
Net losses (gains) on trading securities	149	—	(3,456)	—
Gain on sale of shares of a publicly-traded company	(2,075)	—	(2,075)	—

Total interest and other income adjustments	2,479	6,867	10,876	6,867

Total non-GAAP adjustments before income taxes	13,736	22,535	58,790	64,231
Income taxes	(8,421)	(7,589)	(13,391)	(19,093)

Total non-GAAP adjustments	$5,315	$14,946	$45,399	$45,138

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	March 29, 2009	March 30, 2008
ASSETS

Current assets:
Cash and cash equivalents	$203,722	$160,009
Short-term investment securities	139,561	160,497
Accounts receivable, net	68,519	81,642
Inventories	40,293	27,520
Deferred tax assets	19,002	32,227
Other current assets	10,854	8,925

Total current assets	481,951	470,820

Long-term investment securities	34,986	55,903
Property and equipment, net	92,547	93,726
Goodwill	118,859	127,409
Purchased intangible assets, net	19,117	34,652
Deferred tax assets	28,785	25,870
Other assets	4,045	2,586

	$780,290	$810,966

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$36,874	$35,643
Accrued compensation	28,702	31,120
Accrued taxes	13,499	5,262
Deferred revenue	7,470	8,693
Other current liabilities	6,728	5,952

Total current liabilities	93,273	86,670

Accrued taxes	47,116	48,163
Deferred revenue	8,559	5,087
Other liabilities	4,797	5,130

Total liabilities	153,745	145,050

Stockholders’ equity:
Common stock	202	200
Additional paid-in capital	712,064	657,893
Retained earnings	1,193,727	1,084,938
Accumulated other comprehensive income (loss)	634	(2,530)
Treasury stock	(1,280,082)	(1,074,585)

Total stockholders’ equity	626,545	665,916

	$780,290	$810,966

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Year Ended
	March 29,	March 30,
	2009	2008

Cash flows from operating activities:
Net income	$108,789	$96,210
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,525	30,857
Stock-based compensation	28,646	31,764
Acquisition-related:
Amortization of purchased intangible assets	15,032	16,725
Stock-based compensation	173	1,209
Deferred income taxes	16,660	(14,549)
Impairment of investment securities	16,407	6,867
Net gains on trading securities	(3,456)	—
Gain on sale of shares of a publicly-traded company	(2,075)	—
Provision for losses on accounts receivable	278	399
Loss on disposal of property and equipment	402	1,328
Impairment of intangible assets	—	2,338
Changes in operating assets and liabilities:
Accounts receivable	12,845	(8,503)
Inventories	(12,773)	11,415
Other assets	(2,126)	3,593
Accounts payable	707	7,282
Accrued compensation	(884)	(1,940)
Accrued taxes	7,190	20,635
Deferred revenue	2,249	6,412
Other liabilities	688	(453)

Net cash provided by operating activities	221,277	211,589

Cash flows from investing activities:
Purchases of available-for-sale securities	(122,437)	(185,707)
Proceeds from sales and maturities of available-for-sale securities	161,320	425,033
Proceeds from disposition of trading securities	4,550	—
Reclassification of cash equivalents to investment securities	(57,209)	—
Distributions from other investment securities	48,855	—
Purchases of property and equipment	(30,721)	(30,001)
Acquisition of business	—	67

Net cash provided by investing activities	4,358	209,392

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	23,541	14,696
Tax benefit from issuance of stock under stock plans	279	288
Purchases of treasury stock	(205,742)	(352,760)

Net cash used in financing activities	(181,922)	(337,776)

Net increase in cash and cash equivalents	43,713	83,205

Cash and cash equivalents at beginning of year	160,009	76,804

Cash and cash equivalents at end of year	$203,722	$160,009

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	March 29,	March 30,	March 29,	March 30,
	2009	2008	2009	2008

Host Products	$88,364	$110,323	$440,862	$437,882
Network Products	25,074	27,519	117,551	101,758
Silicon Products	13,719	13,940	61,426	44,323
Royalty and Service	3,390	7,941	14,023	13,903

	$130,547	$159,723	$633,862	$597,866

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Year Ended
	March 29,	March 30,	March 29,	March 30,
	2009	2008	2009	2008

United States	$63,644	$80,211	$303,729	$305,146
Europe, Middle East and Africa	31,056	39,206	154,463	144,631
Asia-Pacific and Japan	28,440	32,063	139,850	113,063
Rest of world	7,407	8,243	35,820	35,026

	$130,547	$159,723	$633,862	$597,866